UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2018 (June 18, 2018)

THUNDER BRIDGE ACQUISITION, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38531	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia 22066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 18, 2018, Thunder Bridge Acquisition, Ltd. (the “Company”) consummated its initial public offering (“IPO”) of 22,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $225,000,000. The Company has granted Cantor Fitzgerald & Co. (“Cantor”), the representative of the several underwriters in the IPO, a 45-day option to purchase up to 3,375,000 additional Units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, some of which were forms previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-224581) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 1, 2018 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated June 18, 2018, by and between the Company and the representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated June 18, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated June 18, 2018, by and among the Company, its officers, its directors and the Company’s sponsor, Thunder Bridge Acquisition LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated June 18, 2018, by and among the Company and First Capital Group, LLC, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated June 18, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated June 18, 2018, by and between the Company, the Sponsor and the holders party thereto, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Amended and Restated Private Placement Warrants Purchase Agreement, dated June 18, 2018, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Amended and Restated Private Placement Warrants Purchase Agreement, dated June 18, 2018, by and between the Company and Cantor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Amended and Restated Private Placement Warrants Purchase Agreement, dated June 18, 2018, by and between the Company and the Sponsor and pursuant to the Amended and Restated Private Placement Warrants Purchase Agreement, dated June 18, 2018, by and between the Company and Cantor the Company completed the private sale of an aggregate of 8,500,000 warrants (the “Private Placement Warrants”). 8,150,000 of the Private Placement Warrants were sold to the Sponsor and 350,000 Private Placement Warrants were sold to Cantor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $8,500,000. The Sponsor has committed to purchase up to an additional 337,500 Private Placement Warrants if the underwriters exercise their over-allotment option in full. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor and Cantor have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor, Cantor or their permitted transferees. In addition, for as long as the Private Placement Warrants are held by Cantor or its designees or affiliates, they may not be exercised after five years from the effective date of the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2018, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association with the Cayman Islands General Registry, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $227,250,000, comprised of $218,750,000 of the proceeds from the IPO (which amount includes $7,875,000 of the underwriters’ deferred discount) and $8,500,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On June 19, 2018, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 21, 2018, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 18, 2018, by and among the Company and the representatives of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated June 18, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated June 18, 2018, by and among the Company, its officers, directors and Thunder Bridge Acquisition LLC.
10.2	Administrative Services Agreement, dated June 18, 2018, by and among the Company and First Capital Group, LLC.
10.3	Investment Management Trust Agreement, June 18, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.4	Registration Rights Agreement, dated June 18, 2018, by and between the Company, Thunder Bridge Acquisition LLC and the holders party thereto.
10.5	Amended and Restated Private Placement Warrants Purchase Agreement, dated June 18, 2018, by and between the Company and the Sponsor.
10.6	Amended and Restated Private Placement Warrants Purchase Agreement, dated June 18, 2018, by and between the Company and Cantor.
99.1	Press Release, dated June 19, 2018.
99.2	Press Release, dated June 21, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE ACQUISITION, LTD.

	By:	/s/ Gary A. Simanson
Name: Gary A. Simanson
Title: Chief Executive Officer

Dated: June 22, 2018

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